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                                                                  EXHIBIT 10.39

               SUPPLEMENTAL INDENTURE (12% SERIES C SENIOR NOTES)


         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of October 23, 1997, among Central Arkansas Cold Storage-Texas, Inc. and Golden Eagle Ice-Texas, Inc. (the "New Subsidiary Guarantors"), subsidiaries of Packaged Ice, Inc. (or its successor), a Texas corporation (the "Company"), Packaged Ice Leasing, Inc., Southco Ice, Inc., Mission Party Ice, Inc., Southwest Texas Packaged Ice, Inc. and Southwestern Ice, Inc., the Subsidiary Guarantors (the "Existing Subsidiary Guarantors") and the Company under the Indenture referred to below, and United States Trust Company of Texas, N.A., as trustee under the Indenture referred to below (the "Trustee").


                             W I T N E S S E T H :


         WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of October 16, 1997, providing for the issuance of an aggregate principal amount of $25,000,000 of 12% Series C Senior Notes due April 15, 2004 (the "Securities"); and


         WHEREAS, Section 4.21 of the Indenture provides that under certain circumstances the Company is required to cause the New Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantors shall unconditionally guarantee all of the Company's obligations under the Securities pursuant to a Subsidiary Guaranty on the terms and conditions set forth herein; and


         WHEREAS, pursuant to Section 10.07 of the Indenture, the Trustee, the Company and Existing Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture.


         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantors, the Company, the Existing Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:


             1.     Definitions.


                   (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.


                   (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

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             2.     Agreement to Guarantee. The New Subsidiary Guarantors hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Subsidiary Guarantors shall be Subsidiary Guarantors for all purposes under the Indenture and the Securities.

             3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

             4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE
EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

             5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

             6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

             7. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.








                            [Signature page follows]



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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

THE COMPANY

PACKAGED ICE, INC.

By:
   ----------------------------------
   A. J. Lewis III, President

NEW SUBSIDIARY GUARANTORS:

CENTRAL ARKANSAS COLD                        GOLDEN EAGLE ICE-TEXAS, INC.
STORAGE-TEXAS, INC.

By:                                          By:
   ------------------------------------         -------------------------------
    A. J. Lewis III, President                   A. J. Lewis III, President

EXISTING SUBSIDIARY GUARANTORS:

PACKAGED ICE LEASING, INC.                   SOUTHCO ICE, INC.

By:                                          By:
   ------------------------------------         -------------------------------
    A. J. Lewis III, President                   A. J. Lewis III, President

MISSION PARTY ICE, INC.                      SOUTHWEST TEXAS
                                             PACKAGED ICE, INC.

By:                                          By:
   ------------------------------------         -------------------------------
    A. J. Lewis III, President                   A. J. Lewis III, President

SOUTHWEST TEXAS                              SOUTHWESTERN ICE, INC.
PACKAGED ICE, INC.

By:                                          By:
   ------------------------------------         -------------------------------
    A. J. Lewis III, President                   A. J. Lewis III, President

TRUSTEE:                                     UNITED STATES TRUST COMPANY
                                             OF TEXAS, N.A., as Trustee:

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



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